UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2008

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts		02199-8157
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Letter Agreement with Anne P. Bowen

On September 30, 2008, The First Marblehead Corporation (the “Corporation”) entered into a letter agreement (the “Bowen Agreement”) with Anne P. Bowen in connection with her previously announced departure as Executive Vice President and Chief Administrative Officer of the Corporation.  Pursuant to the Bowen Agreement:

•                  Ms. Bowen has irrevocably and unconditionally released the Corporation and certain other parties from any and all claims that she may have ever had against the Corporation and such parties.

•                  The Corporation has agreed to pay Ms. Bowen severance pay in the form of continuation of her base salary of $450,000, less all applicable state and federal taxes, for a period of nine months.

•                  The Corporation has agreed to pay through June 2009 the share of premium for Ms. Bowen’s group medical insurance coverage that is paid by the Corporation for active and similarly situated employees who receive the same type of coverage.

•                  Subject to the terms of the restricted stock unit agreements between Ms. Bowen and the Corporation, the Corporation has agreed to accelerate the vesting of 13,500 restricted stock units.

•                  Ms. Bowen will continue to have defense and indemnification rights, and rights under applicable director and officers liability insurance policies of the Corporation, with respect to conduct or events occurring during her employment with the Corporation.

•                  Ms. Bowen will remain bound by her invention, non-disclosure, non-competition and non-solicitation agreement with the Corporation, although the Corporation will not consider it a violation of the non-competition provisions of such agreement for Ms. Bowen to accept a position or consulting engagement with a financial services company that does not specifically offer student loans, provided that she does not violate any other provisions of such agreement.

The terms of the Bowen Agreement remain subject to regulatory review and approval.  The foregoing summary is subject to, and qualified in its entirety by the Bowen Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Letter Agreement with John A. Hupalo

On October 3, 2008, the Corporation entered into a letter agreement (the “Hupalo Agreement”) with John A. Hupalo in connection with his previously announced departure as Senior Executive Vice President, Chief Financial Officer and Group Head, Capital Markets of the Corporation.  Pursuant to the Hupalo Agreement:

•                  Mr. Hupalo has irrevocably and unconditionally released the Corporation and certain other parties from any and all claims that he may have ever had against the Corporation and such parties.

•                  The Corporation has agreed to pay Mr. Hupalo severance pay in the form of continuation of his base salary of $550,000, less all applicable state and federal taxes, for a period of twelve months.

•                  The Corporation has agreed to pay until September 2009 the share of premium for Mr. Hupalo’s group medical insurance coverage that is paid by the Corporation for active and similarly situated employees who receive the same type of coverage.

•                  Subject to the terms of the restricted stock unit agreements between Mr. Hupalo and the Corporation, the Corporation has agreed to accelerate the vesting of 17,125 restricted stock units.

•                  Mr. Hupalo will continue to have defense and indemnification rights, and rights under applicable director and officers liability insurance policies of the Corporation, with respect to conduct or events occurring during his employment with the Corporation.

•                  Mr. Hupalo will remain bound by his invention, non-disclosure, non-competition and non-solicitation agreement with the Corporation, although the Corporation will not consider it a violation of the non-competition provisions of such agreement for Mr. Hupalo to accept a position or consulting engagement with a financial services company that does not specifically offer student loans, provided that he does not violate any other provisions of such agreement.

The terms of the Hupalo Agreement remain subject to regulatory review and approval. The foregoing summary is subject to, and qualified in its entirety by the Hupalo Agreement, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Letter Agreement with Greg D. Johnson

On September 30, 2008, the Corporation entered into a letter agreement (the “Johnson Agreement”) with Greg D. Johnson in connection with his previously announced departure as Executive Vice President and Chief Marketing Officer of the Corporation.  Pursuant to the Johnson Agreement:

•                  Mr. Johnson has irrevocably and unconditionally released the Corporation and certain other parties from any and all claims that he may have ever had against the Corporation and such parties.

•                  The Corporation has agreed to pay Mr. Johnson severance pay in the form of continuation of his base salary of $450,000, less all applicable state and federal taxes, for a period of six months.

•                  The Corporation has agreed to pay until March 2009 the share of premium for Mr. Johnson’s group medical insurance coverage that is paid by the Corporation for active and similarly situated employees who receive the same type of coverage.

•                  Subject to the terms of the restricted stock unit agreements between Mr. Johnson and the Corporation, the Corporation has agreed to accelerate the vesting of 1,719 restricted stock units.

•                  Mr. Johnson will remain bound by his invention, non-disclosure, non-competition and non-solicitation agreement with the Corporation, although the Corporation will not consider it a violation of the non-competition provisions of such agreement for Mr. Johnson to accept a position or consulting engagement with a financial services company that does not specifically offer student loans, provided that he does not violate any other provisions of such agreement.

The terms of the Johnson Agreement may be subject to regulatory review and approval.  The foregoing summary is subject to, and qualified in its entirety by the Johnson Agreement, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits

(d)                                 Exhibits

99.1                      Letter agreement entered into by and between the Corporation and Anne P. Bowen on September 30, 2008

99.2                      Letter agreement entered into by and between the Corporation and John A. Hupalo on October 3, 2008

99.3                      Letter agreement entered into by and between the Corporation and Greg D. Johnson on September 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: October 6, 2008	By:	/s/ Peter B. Tarr
Peter B. Tarr Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter agreement entered into by and between the Corporation and Anne P. Bowen on September 30, 2008

99.2	Letter agreement entered into by and between the Corporation and John A. Hupalo on October 3, 2008

99.3	Letter agreement entered into by and between the Corporation and Greg D. Johnson on September 30, 2008